UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of the earliest event reported)  March 24, 2015

NABORS INDUSTRIES LTD.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda	001-32657	980363970
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Crown House 4 Par-la-Ville Road Second Floor Hamilton, HM08 Bermuda (Address of Principal Executive Offices)	N/A (Zip Code)

(441) 292-1510

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On March 24, 2015, Nabors Industries Ltd. (“Nabors”) completed the previously-announced combination of its completion and production services business with C&J Energy Services, Inc., a Delaware corporation (“C&J,” and such transaction, the “Merger”).

Item 8.01.   Other Events.

On March 24, 2015, Nabors and C&J issued a joint press release announcing the consummation of the Merger.  A copy of the joint press release is included herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated March 24, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NABORS INDUSTRIES LTD.

Date: March 24, 2015	By:	/s/ Mark D. Andrews
Mark D. Andrews
Corporate Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press release dated March 24, 2015.